10. Share-based Compensation	9 Months Ended
Sep. 30, 2013
Notes to Financial Statements
Share-based Compensation

Stock Options

The fair value of share-based payments made with stock options to employees and non-employee directors was estimated on the measurement date using the Black-Scholes model using the following weighted average assumptions.

	Three Month Period Ended		Nine Month Period Ended
	September 30,		September 30,
	2013	2012	2013	2012
Risk free interest rate	2.25%	0.71%	2.25%	0.78%
Dividend yield	0.0%	0.0%	0.0%	0.0%
Expected term (in years)	7	7	7	6.6
Volatility	105.20%	101.57%	105.20%	102.76%

We recorded stock compensation expense for the three and nine month periods ended September 30, 2013 and 2012, as follows:

	Three Month Period Ended		Nine Month Period Ended
	September 30,		September 30,
	2013	2012	2013	2012
Research and development costs	$5,893	$6,954	$19,801	$20,441
Sales and marketing costs	1,265	630	2,525	840
General and administrative costs	71,294	42,720	120,608	118,542
Cost of product sales	9,782	6,830	32,853	14,924
Total	$88,234	$57,134	$175,787	$154,747

Management applies an estimated forfeiture rate that is derived from historical employee termination data.  The estimated forfeiture rate applied for the three and nine month periods ended September 30, 2013 and 2012 was approximately 7%.

The following is a summary of stock option activity for the nine month period ended September 30, 2013, and the status of stock options outstanding at September 30, 2013:

	Nine Month Period Ended
	September 30, 2013
		Wtd. Avg.
		Exercise
	Shares	Price
Outstanding at beginning of year	20,329,602	$0.09
Granted	175,000	0.75
Exercised	(355,855)	0.07
Unvested Shares Forfeited	(380,000)	0.12
Expired	(25,000)	0.08
Outstanding at September 30, 2013	19,743,747	$0.09

Stock options exercisable at September 30, 2013	16,261,588	$0.08

Fair value of options granted during the three and nine months ended September 30, 2013 was approximately $0.63. Weighted average fair value of options granted was $0.11 and $0.08 per share for the three and nine month periods ended September 30, 2012, respectively

As of September 30, 2013, there was $13,838,469 of aggregate intrinsic value of outstanding stock options, including $11,565,711 of aggregate intrinsic value of exercisable stock options.  Intrinsic value is the total pretax intrinsic value for all “in-the-money” options (i.e., the difference between the Company’s closing stock price on the last trading day of the quarter and the exercise price, multiplied by the number of shares) that would have been received by the option holders had all option holders exercised their options on September 30, 2013.  This amount will change based on the fair market value of the Company’s stock.

As of September 30, 2013, we had approximately $342,383 of unrecognized compensation expense related to unvested stock options.  We expect to recognize this compensation expense over a weighted average period of approximately 2.1 years.

Restricted Stock

During the three months ended September 30, 2013, the Company granted 66,667 restricted stock units to a Director under the 2013 Performance Incentive Plan, which was approved on June 20, 2013. The stock units were granted at the price of $0.75 per share, which was the fair value of the stock on the grant date. The Company recognized $50,000 in stock compensation related to this grant in the third quarter of 2013, which is included in General and Administrative Expenses. This grant was converted to Common Stock upon grant, as it was fully vested on the date of the grant. At September 30, 2013, there were no unvested restricted stock units outstanding.